FORM 8-K - CURRENT REPORT
              (As last amended in Rel. No. 34-36968, eff. 8/13/92)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 1996

                           CENTURY PROPERTIES FUND XII
             (Exact name of registrant as specified in its charter)


           California                    0-8658              94-2414893
   (State or other jurisdiction of     (Commission        (I.R.S. Employer
   incorporation or organization)      File Number)        Identification
                                                               Number)


   One Insignia Financial Plaza
      Post Office Box 1089
    Greenville, South Carolina                                  29602
(Address of Principal Executive Office)                      (Zip Code)


                                 (864) 239-1000
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)







Item 2.   Acquisition or Disposition of Assets

   The Registrant sold both Country Club Plaza and Parkside Apartments on May 31, 1996. Country Club Plaza was sold to C&C Plaza, L.L.C., an unrelated party, for $5,609,000. Parkside Apartments was sold to Bradford A. Phillips, an unrelated party, for $2,000,000.

   The Registrant is currently evaluating its cash needs to determine what portion of the net proceeds can be distributed to its partners in the near future.


Item 7.    Financial Statements and Exhibits

(b)        Pro forma financial information



   The required pro forma financial information will be provided in the Registrant's Quarterly report on Form 10-QSB for the quarter ended June 30, 1996.

                                    SIGNATURE


   In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 CENTURY PROPERTIES FUND XII

                                 By:   Fox Capital Management Corporation
                                       Its Managing General Partner


                                 By:   /s/ William H. Jarrard, Jr.
                                       William H. Jarrard, Jr.
                                       President and Director

                                 DATE: June 19, 1996